                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                 468,789.53
     Available Funds:
         Contract Payments due and received in this period                                                            5,616,020.78
         Contract Payments due in prior period(s) and received in this period                                           816,659.93
         Contract Payments received in this period for next period                                                      141,998.06
         Sales, Use and Property Tax, Maintenance, Late Charges                                                         202,631.32
         Prepayment Amounts related to early termination in this period                                                 184,221.47
         Servicer Advance                                                                                               424,219.06
         Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
         Transfer from Reserve Account                                                                                   10,862.68
         Interest earned on Collection Account                                                                           18,720.38
         Interest earned on Affiliated Account                                                                            3,102.55
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                                    0.00
         Amounts paid under insurance policies                                                                                0.00
         Any other amounts                                                                                                    0.00

                                                                                                                     --------------
     Total Available Funds                                                                                            7,887,225.76
     Less: Amounts to be Retained in Collection Account                                                                 468,340.00
                                                                                                                     --------------
     AMOUNT TO BE DISTRIBUTED                                                                                         7,418,885.76
                                                                                                                     ==============


     DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  816,659.93
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                            0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                4,346,410.18
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  522,208.33
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                  619,968.75
                b) Class B Principal and Interest                                                                        93,916.51
                c) Class C Principal and Interest                                                                       188,406.11
                d) Class D Principal and Interest                                                                       127,417.27
                e) Class E Principal and Interest                                                                       170,325.22

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                           69,382.58
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                         143,869.41
                c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               10,862.68
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  224,454.25
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                 85,004.54
                                                                                                                     --------------
     TOTAL FUNDS DISTRIBUTED                                                                                          7,418,885.76
                                                                                                                     ==============

                                                                                                                     --------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         468,340.00
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,925,289.09
      - Add Investment Earnings                                                                                          10,862.68
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
      - Less Distribution to Certificate Account                                                                         10,862.68
                                                                                                                     --------------
End of period balance                                                                                                $2,925,289.09
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,925,289.09
                                                                                                                     ==============

                       DVI RECEIVABLES, XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


III.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
               Pool A                                                           143,316,559.44
               Pool B                                                            56,160,323.52
                                                                                --------------
                                                                                                                     199,476,882.96
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   911,310.03
Class A Monthly Interest - Pool B                                                   357,107.82

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,674,051.24
Class A Monthly Principal - Pool B                                                1,546,118.17
                                                                                --------------
                                                                                                                       4,220,169.41
Ending Principal Balance of the Class A Notes
               Pool A                                                           140,642,508.20
               Pool B                                                            54,614,205.35
                                                                                --------------
                                                                                                                     --------------
                                                                                                                     195,256,713.55
                                                                                                                     ==============


------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $257,425,000      Original Face $257,425,000         Balance Factor
      $4.927330                        $ 16.393782                    75.849942%
------------------------------------------------------------------------------------




IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
               Class A1                                                                  0.00
               Class A2                                                         20,851,882.96
               Class A3                                                         83,000,000.00
               Class A4                                                         95,625,000.00

                                                                                -------------

Class A Monthly Interest                                                                                             199,476,882.96
               Class A1 (Actual Number Days/360)                                         0.00
               Class A2                                                            126,240.77
               Class A3                                                            522,208.33
               Class A4                                                            619,968.75

                                                                                -------------

Class A Monthly Principal
               Class A1                                                                  0.00
               Class A2                                                          4,220,169.41
               Class A3                                                                  0.00
               Class A4                                                                  0.00

                                                                                -------------
                                                                                                                       4,220,169.41
Ending Principal Balance of the Class A Notes
               Class A1                                                                  0.00
               Class A2                                                         16,631,713.55
               Class A3                                                         83,000,000.00
               Class A4                                                         95,625,000.00

                                                                                -------------
                                                                                                                     --------------
                                                                                                                     195,256,713.55
                                                                                                                     ==============


Class A2

----------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000               Ending Principal
Original Face $39,000,000      Original Face $39,000,000               Balance Factor
     $3.236943                       $ 108.209472                         42.645419%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                      Pool A                                                    2,442,255.77
                      Pool B                                                      956,992.24
                                                                                ------------
                                                                                                                      3,399,248.01

      Class B Overdue Interest, if any                                                  0.00
      Class B Monthly Interest - Pool A                                            15,793.25
      Class B Monthly Interest - Pool B                                             6,188.55
      Class B Overdue Principal, if any                                                 0.00
      Class B Monthly Principal - Pool A                                           45,580.42
      Class B Monthly Principal - Pool B                                           26,354.29
                                                                                ------------
                                                                                                                         71,934.71
      Ending Principal Balance of the Class B Notes
                      Pool A                                                    2,396,675.35
                      Pool B                                                      930,637.95
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      3,327,313.30
                                                                                                                      ============


      ---------------------------------------------------------------------------------------
      Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
      Original Face $4,387,000         Original Face $4,387,000             Balance Factor
           $ 5.010668                        $ 16.397244                       75.844844%
      ---------------------------------------------------------------------------------------




VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                      Pool A                                                    4,885,202.71
                      Pool B                                                    1,914,293.29
                                                                                ------------
                                                                                                                       6,799,496.00

      Class C Overdue Interest, if any                                                  0.00
      Class C Monthly Interest - Pool A                                            31,998.08
      Class C Monthly Interest - Pool B                                            12,538.62
      Class C Overdue Principal, if any                                                 0.00
      Class C Monthly Principal - Pool A                                           91,160.84
      Class C Monthly Principal - Pool B                                           52,708.57
                                                                                ------------
                                                                                                                         143,869.41
      Ending Principal Balance of the Class C Notes
                      Pool A                                                    4,794,041.87
                      Pool B                                                    1,861,584.72
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       6,655,626.59
                                                                                                                       ============


      ---------------------------------------------------------------------------------------
      Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
      Original Face $8,775,000         Original Face $8,775,000             Balance Factor
           $ 5.075407                         $ 16.395374                       75.847596%
      ---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001



VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                            Pool A                                              3,256,801.79
                            Pool B                                              1,276,195.54
                                                                                ------------
                                                                                                                      4,532,997.33

      Class D Overdue Interest, if any                                                  0.00
      Class D Monthly Interest - Pool A                                            22,634.77
      Class D Monthly Interest - Pool B                                             8,869.56
      Class D Overdue Principal, if any                                                 0.00
      Class D Monthly Principal - Pool A                                           60,773.89
      Class D Monthly Principal - Pool B                                           35,139.05
                                                                                ------------
                                                                                                                         95,912.94
      Ending Principal Balance of the Class D Notes
                            Pool A                                              3,196,027.90
                            Pool B                                              1,241,056.49
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      4,437,084.39
                                                                                                                      ============


      ---------------------------------------------------------------------------------
      Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
      Original Face $5,850,000        Original Face $5,850,000          Balance Factor
             $ 5.385356                     $ 16.395374                    75.847596%
      ---------------------------------------------------------------------------------



VIII.   CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                            Pool A                                              4,071,347.89
                            Pool B                                              1,595,398.84
                                                                                ------------
                                                                                                                       5,666,746.73

      Class E Overdue Interest, if any                                                  0.00
      Class E Monthly Interest - Pool A                                            36,235.00
      Class E Monthly Interest - Pool B                                            14,199.05
      Class E Overdue Principal, if any                                                 0.00
      Class E Monthly Principal - Pool A                                           75,967.36
      Class E Monthly Principal - Pool B                                           43,923.81
                                                                                ------------
                                                                                                                         119,891.17
      Ending Principal Balance of the Class E Notes
                            Pool A                                              3,995,380.53
                            Pool B                                              1,551,475.03
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       5,546,855.56
                                                                                                                       ============


      ---------------------------------------------------------------------------------
      Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
      Original Face $7,313,000        Original Face $7,313,000          Balance Factor
             $ 6.896493                     $ 16.394253                    75.849249%
      ---------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                            4,887,904.90
                              Pool B                                            1,915,500.53
                                                                                ------------
                                                                                                                       6,803,405.43

        Residual Interest - Pool A                                                 49,848.20
        Residual Interest - Pool B                                                 19,534.38
        Residual Principal - Pool A                                                91,160.84
        Residual Principal - Pool B                                                52,708.57
                                                                                ------------
                                                                                                                         143,869.41
        Ending Residual Principal Balance
                              Pool A                                            4,796,744.06
                              Pool B                                            1,862,791.96
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       6,659,536.02
                                                                                                                       ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 85,004.54
         - Servicer Advances reimbursement                                                                               816,659.93
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               224,454.25
                                                                                                                       ------------
        Total amounts due to Servicer                                                                                  1,126,118.72
                                                                                                                       ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the beginning of the related Collection Period                                                            162,860,072.47

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,038,694.59
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the ending of the related Collection Period                                                               159,821,377.88
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        2,926,490.70

             - Principal portion of Prepayment Amounts                                                112,203.89

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                  during Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                  withdrawn during Collection Period                                                        0.00
                                                                                                 ---------------
                                  Total Decline in Aggregate Discounted Contract Balance            3,038,694.59
                                                                                                 ===============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 63,818,703.98

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,756,952.46
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    62,061,751.52
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        1,686,203.05

             - Principal portion of Prepayment Amounts                                                 70,749.41

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                  0.00

                                                                                                 ---------------
                                  Total Decline in Aggregate Discounted Contract Balance            1,756,952.46
                                                                                                 ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     221,883,129.40
                                                                                                                     ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                       Predecessor
                                                                   Discounted       Predecessor    Discounted
      Lease #     Lessee Name                                      Present Value    Lease #        Present Value
      -------------------------------------------------            -------------    -----------    ---------------
                  NONE











                                                                   -------------                   ---------------
                                                       Totals:             $0.00                             $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                            $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

      POOL B                                                                                       Predecessor
                                                                   Discounted       Predecessor    Discounted
      Lease #     Lessee Name                                      Present Value    Lease #        Present Value
      -------------------------------------------------            -------------    -----------    ---------------
                  NONE









                                                                   -------------                   ---------------
                                                       Totals:             $0.00                             $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                            $ 90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
         RATING AGENCY APPROVES)                                                                              0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                               Predecessor
                                                                          Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                             Present Value     Lease #         Present Value
      ---------------------------------------------------------           -------------     -----------     ----------------
      2841-002    MEDICAL IMAGING CO., INC.                                 $980,724.35     2207-005          $1,326,497.89
      2908-001    ALASE, L.L.C.                                             $131,731.36
      2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.                      $169,739.33
                  CASH                                                       $44,302.85







                                                                          -------------                     ---------------
                                                              Totals:     $1,326,497.89                       $1,326,497.89

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          1,326,497.89
      b) ADCB OF POOL A AT CLOSING DATE                                                                     $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                                       Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                          Present Value     Lease #         Present Value
      -----------------------------------------------------            -------------     -----------     --------------
      1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                     $506,250.32     2207-004           $611,746.22
      1218-020    MEDICAL SERVICES OF AMERICA                            $200,642.43








                                                                       -------------                     --------------
                                                           Totals:       $706,892.75                        $611,746.22

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          $611,746.22
      b) ADCB OF POOL B AT CLOSING DATE                                                                  $90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.68%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XV.   POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
      This Month                        2,991,194.64      This Month                      221,883,129.40
      1 Month Prior                     3,534,262.73      1 Month Prior                   226,678,776.45
      2 Months Prior                    3,316,306.30      2 Months Prior                  232,167,288.81

      Total                             9,841,763.67      Total                           680,729,194.66

      a) 3 MONTH AVERAGE                3,280,587.89      b) 3 MONTH AVERAGE              226,909,731.55

      c) a/b                                    1.45%


2.    Does a Delinquency Condition Exist (1c > 6%)?                                     Yes               No     X
                                                                                            ---------        ---------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                             Yes               No     X
                                                                                            ---------        ---------
      B. An Indenture Event of Default has occurred and is then continuing?             Yes               No     X
                                                                                            ---------        ---------

4.    Has a Servicer Event of Default occurred?                                         Yes               No     X
                                                                                            ---------        ---------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                  Yes               No     X
                                                                                            ---------        ---------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                          Yes               No     X
                                                                                            ---------        ---------
      C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                 Yes               No     X
                                                                                            ---------        ---------


6.    Aggregate Discounted Contract Balance at Closing Date
                                                       Balance  $ 270,243,724.70
                                                                ----------------


      DELINQUENT LEASE SUMMARY

                  Days Past Due       Current Pool Balance       # Leases
                  -------------       --------------------       --------
                        31 - 60               8,073,198.28             48
                        61 - 90               1,626,248.30             15
                       91 - 180               2,991,194.64             21


      Approved By:
      Matthew E. Goldenberg
      Assistant Treasurer